Exhibit 10(ae)

                              INVACARE CORPORATION

                         BOARD OF DIRECTORS COMPENSATION



Retainer Fee                 $30,000

Regular Meeting Fees         $2,000

Committee Meeting Fees       Member - $1,500

                             Chair - $2,000

Telephonic Meetings          50% for interim conference calls that are conducted
                             between scheduled meetings

Stock Components             Option grant of 2,000 shares

Non-Employee Director        Non-employee directors may elect to defer all or a
Elective Stock Option        portion of their director fees into discounted
Program                      stock options.